Exhibit 10.1

LOAN MODIFICATION AGREEMENT

dated as of March 29, 2010,

relating to the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of March 24, 2009,

among

CB RICHARD ELLIS SERVICES, INC.,

CB RICHARD ELLIS GROUP, INC.,

CERTAIN SUBSIDIARIES OF CB RICHARD ELLIS SERVICES, INC.,

THE LENDERS PARTY THERETO

and

CREDIT SUISSE AG,

as Administrative Agent and Collateral Agent

CREDIT SUISSE SECURITIES (USA) LLC

and

BANC OF AMERICA SECURITIES LLC,

as Joint Lead Arrangers

LOAN MODIFICATION AGREEMENT dated as of March 29, 2010 (this “Agreement”), among CB RICHARD ELLIS SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CB RICHARD ELLIS GROUP, INC., a Delaware corporation (“Holdings”), the Accepting Lenders (as defined below) and CREDIT SUISSE AG (“CS”), as administrative agent (in such capacity, the “Administrative Agent”).

A.  Reference is made to the Second Amended and Restated Credit Agreement dated as of March 24, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the U.S. Borrower, the other Borrowers party thereto, the Lenders party thereto, and CS, as Administrative Agent and as Collateral Agent.

B.  Pursuant to Section 9.20(a) of the Credit Agreement, Holdings and the U.S. Borrower made, by written notice to the Administrative Agent dated March 12, 2010 (such notice, including the Summary of Principal Changed Terms attached thereto as Exhibit A, the “Offer Notice”), a Loan Modification Offer to the Lenders to make certain Permitted Amendments as described therein.

C.  The Lenders party hereto (the “Accepting Lenders”) are willing to agree to such Permitted Amendments as of the Loan Modification Effective Date (as defined below), on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms; Terms Generally.  Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.  The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply equally to this Agreement.  This Agreement shall be a “Loan Modification Agreement” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.  Loan Modifications.  Each of the Accepting Lenders set forth on Schedule I hereto (the “Tranche B-1A Lenders”) agrees that the principal amount of its Tranche A-4 Loans set forth on Schedule I shall hereby be converted into Other Term Loans (the “Tranche B-1A Loans”) in a like principal amount and on the terms and subject to the conditions set forth herein:

Tranche B-1A Maturity Date and Amortization:
As used in the Credit Agreement, the “Other Term Loan Maturity Date” of the Tranche B-1A Loans shall be December 20, 2015.  There will be no scheduled amortization payments prior to the Tranche B-1A Maturity Date.

Applicable Percentage:
As used in the Credit Agreement, the “Applicable Percentage” with respect to any Fixed Rate Tranche B-1A Loan and Daily Rate Tranche B-1A Loan shall be the applicable percentage set forth below under the caption “Fixed Rate Spread” and “Daily Rate Spread”, as the case may be, based upon the Leverage Ratio as of the relevant date of determination:

Leverage Ratio	Fixed Rate Spread	Daily Rate Spread

Category 1 Greater than 4.00 to 1.0	5.50%	4.50%

Category 2 Greater than 3.75 to 1.0 but less than or equal to 4.00 to 1.0	5.50%	4.50%

Category 3 Greater than 3.25 to 1.0 but less than or equal to 3.75 to 1.0	4.50%	3.50%

Category 4 Greater than 2.75 to 1.0 but less than or equal to 3.25 to 1.0	4.50%	3.50%

Category 5 Greater than 2.25 to 1.0 but less than or equal to 2.75 to 1.0	4.50%	3.50%

Category 6 Equal to or less than 2.25 to 1.0	4.50%	3.50%

Notwithstanding the foregoing, if on the last Business Day of any fiscal quarter set forth below, the aggregate outstanding principal amount of the Tranche B-1A Loans is greater than the “Targeted Outstanding Amount” (as set forth on the table below) for such fiscal quarter, then from and including such Business Day to but excluding the date on which the aggregate outstanding principal amount of the Tranche B-1A Loans is reduced to the applicable Targeted Outstanding Amount (or lower), the Applicable Percentage applicable to each outstanding Tranche B-1A Loans shall be increased by 0.50%:

Fiscal Quarter Ended	Targeted Outstanding Amount
June 2010	$114,755,024.43
September 2010	$114,467,417.85
December 2010	$114,179,811,28
March 2011	$113,892,204.70
June 2011	$113,604,598.12
September 2011	$113,316,991.54
December 2011	$113,029,384.97
March 2012	$112,741,778.39
June 2012	$112,454,171.81
September 2012	$112,166,565.23
December 2012	$111,878,958.66
March 2013	$111,591,352.08
June 2013	$111,303,745.50
September 2013	$111,016,138.92
December 2013	$110,728,532.35
March 2014	$110,440,925.77
June 2014	$110,153,319.19
September 2014	$109,865,712.61
December 2014	$109,578,106.04
March 2015	$109,290,499.46
June 2015	$109,002,892.88
September 2015	$108,715,286.30

General:
For all purposes of the Credit Agreement and the other Loan Documents, the Tranche B-1A Loans shall constitute “Other Term Loans”; Borrowings comprised of Tranche B-1A Loans shall constitute “Tranche B-1A Borrowings”; and the Tranche B-1A Lenders shall be “Lenders”, “Term Lenders” and “Accepting Lenders” with respect to such Tranche B-1A Loans.  Except to the extent provided herein, the terms and conditions of the Tranche B-1A Loans shall be identical to the Tranche B Loans under the Credit Agreement.  The Interest Period elected by the U.S. Borrower with respect to the converted Tranche A-4 Borrowings beginning prior to the Loan Modification Effective Date and ending thereafter shall constitute the Interest Period with respect to the Tranche B-1A Borrowing until the end of such Interest Period.

For purposes of clause (ii) in the third paragraph of the definition of “Applicable Percentage” in the Credit Agreement, the Tranche B-1A Loans (A) shall not constitute “Tranche B Loans” for purposes of the phrase “upon the prepayment pursuant to Section 2.12 of at least $150,000,000 of Tranche B Loans” of such clause, but (B) the “Applicable Percentage” with respect to the Tranche B-1A Loans shall be reduced by 0.50% in the event of such prepayment.

SECTION 3.  Representations and Warranties.  To induce the other parties hereto to enter into this Agreement, Holdings and the U.S. Borrower represent and warrant to each of the Accepting Lenders, the Administrative Agent, the Issuing Banks and the Collateral Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and (b) no Default or Event of Default has occurred and is continuing.

SECTION 4.  Conditions Precedent to Effectiveness of Modifications.  The modifications of Loans provided for in Section 2 above will become effective on a date to be designated by the U.S. Borrower and the Administrative Agent, subject to the satisfaction of the following conditions precedent on or prior to such date (the date of such effectiveness being called the “Loan Modification Effective Date”):

(a)  The Administrative Agent shall have received, on behalf of itself, the Lenders and the Issuing Bank, a favorable written opinion of (i) the General Counsel or Assistant General Counsel of the U.S. Borrower, substantially to the effect set forth in Exhibit A-1 to this Agreement and (ii) Simpson Thacher & Bartlett LLP, counsel for Holdings and the U.S. Borrower, substantially to the effect set forth in Exhibit A-2 to this Agreement, in each case (A) dated as of the Loan Modification Effective Date, (B) addressed to the Administrative Agent and the Accepting Lenders, and (C) covering such other matters relating to this Agreement and the Permitted Amendments as the Administrative Agent shall reasonably request, and Holdings and the U.S. Borrower hereby request such counsel to deliver such opinions.

(b)  The Administrative Agent shall have received (i) a certificate of the Secretary or Assistant Secretary of each of Holdings, the U.S. Borrower and the Subsidiary Guarantors that are a Domestic Subsidiaries (the “Domestic Loan Parties”) dated as of the Loan Modification Effective Date and certifying (A) either (x) that none of the by-laws, certificates, articles of incorporation, partnership agreements or other comparable organizational documents of such Domestic Loan Party (the “Organizational Documents”) have been amended since February 5, 2010 and that the Organizational Documents continue to be in full force and effect and/or (y) to the extent that the Organizational Documents have been amended since such date, that attached to such certificate are true and complete copies of such amended Organizational Documents and that such amended Organizational Documents are in full force and effect; and (B) that attached to such certificate is a true and complete copy of resolutions duly adopted by the Board of Directors or partners (or comparable governing body) of such Domestic Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect; (ii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (i) above; and (iii) such other documents as the Administrative Agent may reasonably request.

(c)  The Administrative Agent shall have received (on behalf of itself and the Accepting Lenders) all fees (including, for the avoidance of doubt, the Modification Fees set forth in the Offer Notice) and other amounts due and payable on or prior to the Loan Modification Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the U.S. Borrower and Holdings hereunder or under any other Loan Document.

(d)  The Administrative Agent shall have received counterparts of this Agreement which, when taken together, bear the signatures of the Domestic Loan Parties, the Accepting Lenders and the Administrative Agent.

SECTION 5.  Certain Agreements.  For the avoidance of doubt and without limiting the application thereof, the parties hereto hereby agree that the provisions of Section 9.05 of the Credit Agreement shall apply to the execution and delivery of, and the performance of the parties’ respective obligations under, this Agreement.

SECTION 6.  Applicable Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.  Notices.  All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 8.  Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 4 above.  Delivery of an executed signature page to this Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 9.  Headings.  The headings and cover page of this Agreement are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 10.  Amendment.  This Agreement may not be amended, supplemented or otherwise modified other than in a writing signed by each of the parties hereto.

SECTION 11.  Acknowledgement of Guarantors.  Each of the Guarantors (other than Guarantors that are Foreign Subsidiaries) hereby acknowledges its receipt of a copy of this Agreement and its review of the terms and conditions hereof, and each of such Guarantors hereby consents to the terms and conditions of this Agreement and the transactions contemplated hereby, and hereby confirms its guarantee and, as applicable, its grant of Collateral under the Collateral Agreement and agrees that such guarantee and any such grant of Collateral shall continue to be in full force and effect and shall inure to the benefit of the Secured Parties, including the Accepting Lenders as such in respect of their Loans and/or Commitments and the other Obligations owed to them from time to time.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CB RICHARD ELLIS SERVICES, INC.,

by
/s/ Debera Fan
	Name:	Debera Fan
	Title:	Senior Vice President and Treasurer

CB RICHARD ELLIS GROUP, INC.,

by
/s/ Debera Fan
	Name:	Debera Fan
	Title:	Senior Vice President and Treasurer

[CBRE Loan Modification Agreement]

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE II HERETO,

by
/s/ Debera Fan
	Name:	Debera Fan
	Title:	Authorized Signatory

[CBRE Loan Modification Agreement]

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE III HERETO,

by
/s/ Robert E Sulentic
	Name:	Robert E Sulentic
	Title:	Executive Vice President

TRAMMELL CROW DEVELOPMENT & INVESTMENT, INC.

by
/s/ Robert E Sulentic
	Name:	Robert E Sulentic
	Title:	President and Chief Executive Officer

[CBRE Loan Modification Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,

by
/s/ William O’Daly
	Name:	William O’Daly
	Title:	Director

by
/s/ Ilya Ivashkov
	Name:	Ilya Ivashkov
	Title:	Associate

[CBRE Loan Modification Agreement]

SCHEDULE I

Tranche B-1A Lenders and Loans

Tranche B-1A Lender	Tranche A-4 Loans converted into Tranche B-1A Loans
Bank of Montreal	3,000,000.00
Camulos Loan Vehicle I Ltd	4,000,000.00
Credit Suisse Loan Funding LLC	6,201,056.69
DFR Middle Market CLO LTD	2,000,000.00
Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund	8,315,000.00
Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio	5,535,000.00
Pyramis Floating Rate High Income Commingled Pool	150,000.00
Fifth Third Bank	10,323,895.49
Gulf Stream Compass CLO 2005-1 Ltd	1,500,000.00
Gulf Stream-Sextant CLO 2007-1, Ltd.	2,500,000.00
Gulfstream-Sextant CLO 2006-1, Ltd.	1,500,000.00
Gulf Stream Compass CLO 2005-2 Ltd.	1,500,000.00
Neptune Finance CCS, LTD.	1,000,000.00
Hillmark Funding Ltd.	1,000,000.00
Stoney Lane Funding I Ltd.	1,000,000.00
AIM Floating Rate Fund	542,611.32
Alzette European CLO S.A.	101,250.95
Avalon Capital Ltd. 3	704,068.33
Belhurst Clo Ltd.	587,105.44
Champlain CLO, Ltd.	474,845.19
Diversified Credit Portfolio Ltd.	1,012,874.45
Hudson Canyon Funding II Ltd.	490,761.79
Limerock CLO I	589,396.47
Moselle CLO S.A.	212,451.26
Nautique Funding Ltd.	664,276.83
Saratoga CLO I, Limited	350,285.75
Wasatch CLO Ltd.	787,751.05

Tranche B-1A Lender	Tranche A-4 Loans converted into Tranche B-1A Loans
Silver Crest CBNA Loan Funding LLC	500,000.00
Employers Insurance Company of Wausau	1,600,000.00
Liberty Mutual Insurance Company	6,400,000.00
Confluent 3 Limited	666,666.67
Qualcomm Global Trading, Inc.	1,733,333.33
Van Kampen Senior Loan Fund	800,000.00
Van Kampen Senior Income Trust	800,000.00
Centaurus Loan Trust	180,000.00
Clydesdale CLO 2007 Ltd.	960,000.00
Clydesdale Strategic CLO I Ltd.	150,000.00
NCRAM Loan Trust	210,000.00
NCRAM Senior Loan Trust 2005	1,350,000.00
Nomura Bond & Loan Fund	150,000.00
Oppenheimer Master Loan Fund LLC	2,585,000.00
Oppenheimer Senior Floating Rate Fund	2,415,000.00
Raymond James Bank FSB	5,000,000.00
Ridgeworth Funds Seix Floating Rate High Whitehorse II Ltd Fund	9,260,000.00
Rochdale Fixed Income Opportunities Portfolio	740,000.00
ECP CLO 2008-1 Ltd.	1,000,000.00
Loan Funding XIII LLC	500,000.00
Cornerstone CLO Ltd.	500,000.00
Stone Tower CLO III Ltd.	500,000.00
Stone Tower CLO IV Ltd.	1,500,000.00
Stone Tower CLO V Ltd.	1,500,000.00
Stone Tower CLO VII Ltd.	500,000.00
Stone Tower Credit Funding I Ltd.	15,000,000.00
Stonetower CLO VI Ltd.	500,000.00
Whitehorse II Ltd.	2,000,000.00
Total:	$115,042,631.01

SCHEDULE II

Subsidiary Guarantors

CB Holdco, Inc.
CB Richard Ellis Investors, Inc.
CB Richard Ellis Investors, L.L.C.
CB Richard Ellis, Inc.
CB/TCC Holdings LLC
CB/TCC, LLC
CBRE Capital Markets of Texas, LP
CBRE Capital Markets, Inc.
CBRE Loan Services, Inc.
CBRE Technical Services, LLC
CBRE/LJM Mortgage Company L.L.C.
CBRE/LJM-Nevada, Inc.
HoldPar A
HoldPar B
Insignia/ESG Capital Corporation
The Polacheck Company, Inc.
Trammell Crow Company
Trammell Crow Services, Inc.
Vincent F. Martin, Jr., Inc.
Westmark Real Estate Acquisition Partnership, L.P.

SCHEDULE III

Subsidiary Guarantors

TC Houston, Inc.
TCCT Real Estate, Inc.
TCDFW, Inc.